Exhibit 99.2
	Second-Quarter 2022 Detailed Supplemental Information

	2021					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	9,826	9,556	11,326	15,120	45,828	17,762	21,161			38,923
Equity in earnings of affiliates	122	139	239	332	832	426	524			950
Gain on dispositions	233	59	2	192	486	817	262			1,079
Other income	378	457	49	319	1,203	286	42			328
Total Revenues and Other Income	10,559	10,211	11,616	15,963	48,349	19,291	21,989			41,280

Costs and Expenses
Purchased commodities	4,483	2,998	4,179	6,498	18,158	6,751	9,234			15,985
Production and operating expenses	1,383	1,379	1,389	1,543	5,694	1,581	1,741			3,322
Selling, general and administrative expenses	311	117	128	163	719	187	96			283
Exploration expenses	84	57	65	138	344	69	143			212
Depreciation, depletion and amortization	1,886	1,867	1,672	1,783	7,208	1,823	1,810			3,633
Impairments	(3)	2	(89)	764	674	2	2			4
Taxes other than income taxes	370	381	403	480	1,634	814	1,020			1,834
Accretion on discounted liabilities	62	63	61	56	242	61	61			122
Interest and debt expense	226	220	219	219	884	217	211			428
Foreign currency transactions (gain) loss	19	10	(10)	(41)	(22)	24	(70)			(46)
Other expenses	24	37	17	24	102	(136)	86			(50)
Total Costs and Expenses	8,845	7,131	8,034	11,627	35,637	11,393	14,334			25,727
Income before income taxes	1,714	3,080	3,582	4,336	12,712	7,898	7,655			15,553
Income tax provision	732	989	1,203	1,709	4,633	2,139	2,510			4,649
Net Income	982	2,091	2,379	2,627	8,079	5,759	5,145			10,904

Net Income Per Share of Common Stock (dollars)
Basic	0.75	1.55	1.78	1.99	6.09	4.41	3.98			8.39
Diluted	0.75	1.55	1.78	1.98	6.07	4.39	3.96			8.36

Average Common Shares Outstanding (in thousands)*
Basic	1,300,375	1,348,637	1,332,286	1,315,225	1,324,194	1,301,930	1,289,791			1,295,827
Diluted	1,302,691	1,353,201	1,336,379	1,320,829	1,328,151	1,307,404	1,295,844			1,301,126
*Ending Common Shares Outstanding is 1,273,033 as of June 30, 2022, compared with 1,293,450 as of March 31, 2022.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	217	480	517	574	1,788	802	983			1,785

Lower 48	609	1,502	2,094	2,117	6,322	3,547	4,456			8,003

Canada	16	135	205	252	608	381	418			799

Europe, Middle East and North Africa	511	697	878	1,624	3,710	1,774	1,533			3,307

Asia Pacific	432	289	377	(162)	936	1,310	637			1,947

Other International	(5)	(6)	(140)	(9)	(160)	-	-			-

Corporate and Other	(66)	(17)	(349)	(60)	(492)	84	(372)			(288)

Consolidated	1,714	3,080	3,582	4,336	12,712	7,898	7,655			15,553

EFFECTIVE INCOME TAX RATES

Alaska*	26.8%	22.8%	21.6%	21.4%	22.5%	27.1%	30.1%			28.8%

Lower 48	23.2%	21.7%	22.1%	21.7%	22.0%	21.4%	19.6%			20.4%

Canada	33.7%	24.9%	24.4%	24.2%	24.7%	23.7%	24.3%			24.0%

Europe, Middle East and North Africa	70.1%	70.3%	72.5%	65.2%	68.5%	76.8%	74.9%			75.9%

Asia Pacific	26.6%	39.4%	31.9%	-82.9%	51.6%	13.3%	17.7%			14.7%

Other International	28.0%	7.6%	30.4%	91.6%	33.0%	-137.8%	43.0%			14.9%

Corporate and Other	-85.1%	496.6%	38.9%	198.2%	57.3%	-546.2%	6.2%			168.6%

Consolidated	42.7%	32.1%	33.6%	39.4%	36.4%	27.1%	32.8%			29.9%
*Alaska including taxes other than income taxes.	50.3%	38.8%	36.0%	37.9%	39.3%	47.8%	52.1%			50.2%

	2021					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	159	371	405	451	1,386	584	687			1,271

Lower 48	468	1,175	1,631	1,658	4,932	2,790	3,581			6,371

Canada	10	102	155	191	458	291	316			607

Europe, Middle East and North Africa	153	207	241	566	1,167	412	385			797

Asia Pacific	317	175	257	(296)	453	1,136	525			1,661

Other International	(4)	(5)	(97)	(1)	(107)	-	-			-

Corporate and Other	(121)	66	(213)	58	(210)	546	(349)			197

Consolidated	982	2,091	2,379	2,627	8,079	5,759	5,145			10,904

SPECIAL ITEMS

Alaska	(20)	(2)	(1)	3	(20)	23	-			23

Lower 48	(236)	(10)	56	(109)	(299)	16	69			85

Canada	(3)	52	77	97	223	176	118			294

Europe, Middle East and North Africa	-	-	(5)	-	(5)	-	(58)			(58)

Asia Pacific	199	-	-	(688)	(489)	534	-			534

Other International	-	-	(105)	(3)	(108)	-	-			-

Corporate and Other	140	335	(15)	317	777	721	(70)			651

Consolidated	80	375	7	(383)	79	1,470	59			1,529
Detailed reconciliation of these items is provided on page 3.

ADJUSTED EARNINGS

Alaska	179	373	406	448	1,406	561	687			1,248

Lower 48	704	1,185	1,575	1,767	5,231	2,774	3,512			6,286

Canada	13	50	78	94	235	115	198			313

Europe, Middle East and North Africa	153	207	246	566	1,172	412	443			855

Asia Pacific	118	175	257	392	942	602	525			1,127

Other International	(4)	(5)	8	2	1	-	-			-

Corporate and Other	(261)	(269)	(198)	(259)	(987)	(175)	(279)			(454)

Consolidated	902	1,716	2,372	3,010	8,000	4,289	5,086			9,375

ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	26.4%	22.7%	21.7%	22.4%	22.8%	30.0%	30.1%			30.1%

Lower 48	23.3%	21.7%	22.0%	21.8%	22.1%	22.1%	19.6%			20.7%

Canada	28.3%	26.2%	25.7%	25.3%	25.8%	24.4%	25.1%			24.8%

Europe, Middle East and North Africa	70.2%	70.3%	72.7%	65.2%	68.6%	76.8%	71.1%			74.1%

Asia Pacific	49.3%	39.4%	31.9%	25.5%	33.9%	22.4%	17.7%			20.3%

Other International	28.0%	7.6%	-7.1%	143.6%	107.8%	-137.8%	43.0%			14.9%

Corporate and Other	8.1%	18.7%	38.9%	25.1%	23.1%	38.1%	3.4%			20.6%

Consolidated	44.8%	36.8%	34.2%	36.8%	37.1%	36.8%	32.2%			34.4%

	2021					2022
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS

Alaska
Transaction and restructuring expenses	(26)	(2)	(1)	(4)	(33)	-	-			-
Subtotal before income taxes	(26)	(2)	(1)	(4)	(33)	-	-			-
Income tax provision (benefit)[1]	(6)	-	-	(7)	(13)	(23)	-			(23)
Total	(20)	(2)	(1)	3	(20)	23	-			23

Lower 48
Transaction and restructuring expenses	(175)	(13)	(15)	(57)	(260)	(14)	(14)			(28)
Gain (loss) on accelerated settlement of Concho hedging program	(132)	-	-	-	(132)	-	-			-
Impairments	-	-	89	(85)	4	-	-			-
Gain (loss) on asset sales	-	-	-	-	-	-	101			101
Subtotal before income taxes	(307)	(13)	74	(142)	(388)	(14)	87			73
Income tax provision (benefit)[2]	(71)	(3)	18	(33)	(89)	(30)	18			(12)
Total	(236)	(10)	56	(109)	(299)	16	69			85

Canada
Gain (loss) on asset sales	-	68	100	126	294	229	153			382
Transaction and restructuring expenses	(3)	-	-	-	(3)	-	-			-
Subtotal before income taxes	(3)	68	100	126	291	229	153			382
Income tax provision (benefit)	-	16	23	29	68	53	35			88
Total	(3)	52	77	97	223	176	118			294

Europe, Middle East and North Africa
Transaction and restructuring expenses	(1)	-	(24)	-	(25)	-	-			-
Subtotal before income taxes	(1)	-	(24)	-	(25)	-	-			-
Income tax provision (benefit)[4]	(1)	-	(19)	-	(20)	-	58			58
Total	-	-	(5)	-	(5)	-	(58)			(58)

Asia Pacific
Gain (loss) on asset sales	200	-	-	-	200	534	-			534
Impairments	-	-	-	(688)	(688)	-	-			-
Transaction and restructuring expenses	(1)	-	-	-	(1)	-	-			-
Subtotal before income taxes	199	-	-	(688)	(489)	534	-			534
Income tax provision (benefit)	-	-	-	-	-	-	-			-
Total	199	-	-	(688)	(489)	534	-			534

Other International
Gain (loss) on asset sales	-	-	(147)	-	(147)	-	-			-
Transaction and restructuring expenses	-	-	-	(4)	(4)	-	-			-
Subtotal before income taxes	-	-	(147)	(4)	(151)	-	-			-
Income tax provision (benefit)	-	-	(42)	(1)	(43)	-	-			-
Total	-	-	(105)	(3)	(108)	-	-			-

Corporate and Other
Pension settlement expense	-	(42)	(28)	(29)	(99)	-	-			-
Pending claims and settlements	-	(48)	-	-	(48)	-	-			-
Transaction and restructuring expense	(85)	(8)	(12)	(4)	(109)	-	-			-
Gain (loss) on investment in Cenovus Energy	308	418	17	297	1,040	251	-			251
Gain (loss) on CAD FX derivative	(4)	(8)	-	-	(12)	-	-			-
Gain (loss) on AUD FX derivative	-	-	-	21	21	(10)	-			(10)
Gain (loss) on debt extinguishment and exchange fees	-	-	-	-	-	127	(83)			44
Subtotal before income taxes	219	312	(23)	285	793	368	(83)			285
Income tax provision (benefit)[3]	79	(23)	(8)	(32)	16	(353)	(13)			(366)
Total	140	335	(15)	317	777	721	(70)			651

Total Company	80	375	7	(383)	79	1,470	59			1,529
[1]Includes a tax adjustment in Q1 2022 related to the closure of an audit.
[2]Includes a tax adjustment in Q1 2022 related to the closure of an audit.
[3]Includes deferred tax adjustment related to foreign tax credits in Q1 2021; Q4 2021 and Q1 2022 tax adjustment related to Indonesia disposition; Q1 2022 tax adjustments including the closure of an audit.

[4]Includes Norway tax reform for Q2 2022.

	2021					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CONSOLIDATED BALANCE SHEET

Assets
Cash and cash equivalents	2,831	6,608	9,833	5,028	5,028	6,414	6,909			6,909
Short-term investments	4,104	2,251	678	446	446	730	1,272			1,272
Accounts and notes receivable	4,339	4,401	5,336	6,543	6,543	7,807	8,081			8,081
Accounts and notes receivable—related parties	142	123	129	127	127	72	72			72
Investment in Cenovus Energy	1,564	1,802	1,416	1,117	1,117	-	-			-
Inventories	1,098	1,138	1,043	1,208	1,208	1,174	1,234			1,234
Prepaid expenses and other current assets	536	849	1,746	1,581	1,581	1,389	1,292			1,292
Total Current Assets	14,614	17,172	20,181	16,050	16,050	17,586	18,860			18,860
Investments and long-term receivables	8,286	8,013	8,058	7,113	7,113	8,309	8,203			8,203
Loans and advances—related parties	59	59	-	-	-	-	-			-
Net properties, plants and equipment	58,270	57,717	56,689	64,911	64,911	64,642	64,008			64,008
Other assets	2,464	2,442	2,376	2,587	2,587	2,771	2,622			2,622
Total Assets	83,693	85,403	87,304	90,661	90,661	93,308	93,693			93,693

Liabilities
Accounts payable	3,779	3,591	4,101	5,002	5,002	4,875	5,845			5,845
Accounts payable—related parties	22	22	30	23	23	22	28			28
Short-term debt	689	1,205	920	1,200	1,200	1,160	676			676
Accrued income and other taxes	959	1,406	2,082	2,862	2,862	3,162	2,759			2,759
Employee benefit obligations	567	571	691	755	755	446	529			529
Other accruals	1,168	1,355	2,625	2,179	2,179	1,959	2,379			2,379
Total Current Liabilities	7,184	8,150	10,449	12,021	12,021	11,624	12,216			12,216
Long-term debt	19,338	18,805	18,748	18,734	18,734	17,586	16,295			16,295
Asset retirement obligations and accrued environmental costs	5,782	5,819	5,721	5,754	5,754	5,815	5,737			5,737
Deferred income taxes	4,982	5,331	5,630	6,179	6,179	6,556	6,694			6,694
Employee benefit obligations	1,530	1,297	1,162	1,153	1,153	1,085	1,080			1,080
Other liabilities and deferred credits	1,722	1,725	1,479	1,414	1,414	1,424	1,469			1,469
Total Liabilities	40,538	41,127	43,189	45,255	45,255	44,090	43,491			43,491

Equity
Common stock issued
Par value	21	21	21	21	21	21	21			21
Capital in excess of par	60,278	60,337	60,431	60,581	60,581	60,907	61,045			61,045
Treasury stock	(47,672)	(48,278)	(49,521)	(50,920)	(50,920)	(52,344)	(54,644)			(54,644)
Accumulated other comprehensive loss	(5,080)	(4,920)	(5,123)	(4,950)	(4,950)	(4,808)	(5,313)			(5,313)
Retained earnings	35,608	37,116	38,307	40,674	40,674	45,442	49,093			49,093
Total Equity	43,155	44,276	44,115	45,406	45,406	49,218	50,202			50,202
Total Liabilities and Equity	83,693	85,403	87,304	90,661	90,661	93,308	93,693			93,693

	2021					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	982	2,091	2,379	2,627	8,079	5,759	5,145			10,904
Depreciation, depletion and amortization	1,886	1,867	1,672	1,783	7,208	1,823	1,810			3,633
Impairments	(3)	2	(89)	764	674	2	2			4
Dry hole costs and leasehold impairments	6	1	-	37	44	7	97			104
Accretion on discounted liabilities	62	63	61	56	242	61	61			122
Deferred taxes	203	364	328	451	1,346	373	495			868
Undistributed equity earnings	81	236	(59)	188	446	220	371			591
Gain on dispositions	(233)	(59)	(2)	(192)	(486)	(817)	(262)			(1,079)
Gain on investment in Cenovus Energy	(308)	(418)	(17)	(297)	(1,040)	(251)	-			(251)
Other	(581)	(107)	(178)	78	(788)	(152)	115			(37)
Net working capital changes	(15)	211	702	373	1,271	(1,957)	80			(1,877)
Net Cash Provided by Operating Activities	2,080	4,251	4,797	5,868	16,996	5,068	7,914			12,982

Cash Flows from Investing Activities
Capital expenditures and investments	(1,200)	(1,265)	(1,302)	(1,557)	(5,324)	(3,161)	(1,968)			(5,129)
Working capital changes associated with investing activities	61	(59)	77	55	134	363	133			496
Acquisition of businesses, net of cash acquired	382	-	-	(8,672)	(8,290)	37	-			37
Proceeds from asset dispositions	(17)	177	632	861	1,653	2,332	619			2,951
Net sales (purchases) of investments	(499)	1,801	1,544	245	3,091	(263)	(841)			(1,104)
Collection of advances/loans—related parties	52	-	53	-	105	55	-			55
Other	6	80	(472)	473	87	26	(34)			(8)
Net Cash Provided by (Used in) Investing Activities	(1,215)	734	532	(8,595)	(8,544)	(611)	(2,091)			(2,702)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(26)	(18)	(319)	(142)	(505)	(1,067)	(1,865)			(2,932)
Issuance of company common stock	(28)	3	52	118	145	271	79			350
Repurchase of company common stock	(375)	(606)	(1,243)	(1,399)	(3,623)	(1,425)	(2,300)			(3,725)
Dividends paid	(588)	(583)	(579)	(609)	(2,359)	(864)	(988)			(1,852)
Other	2	1	3	1	7	(52)	(4)			(56)
Net Cash Used in Financing Activities	(1,015)	(1,203)	(2,086)	(2,031)	(6,335)	(3,137)	(5,078)			(8,215)

Effect of Exchange Rate Changes	(2)	11	(12)	(31)	(34)	21	(258)			(237)

Net Change in Cash, Cash Equivalents and Restricted Cash	(152)	3,793	3,231	(4,789)	2,083	1,341	487			1,828
Cash, cash equivalents and restricted cash at beginning of period	3,315	3,163	6,956	10,187	3,315	5,398	6,739			5,398
Cash, Cash Equivalents and Restricted Cash at End of Period	3,163	6,956	10,187	5,398	5,398	6,739	7,226			7,226

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	235	228	235	284	982	253	218			471

Lower 48	718	762	770	879	3,129	1,062	1,285			2,347

Canada	33	35	61	74	203	122	125			247

Europe, Middle East and North Africa	121	136	128	149	534	172	192			364

Asia Pacific	76	72	87	155	390	1,538	126			1,664

Other International	6	12	15	-	33	-	-			-

Corporate and Other	11	20	6	16	53	14	22			36
Total Capital Expenditures and Investments	1,200	1,265	1,302	1,557	5,324	3,161	1,968			5,129

	2021					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	1,527	1,588	1,544	1,608	1,567	1,747	1,692			1,720

Crude Oil (MBD)
Consolidated operations	804	836	802	824	816	903	857			880
Equity affiliates	14	13	13	12	13	12	14			13
Total	818	849	815	836	829	915	871			893
Over (under) lifting of crude oil (MBD)	(28)	27	42	(13)	7	28	27			27

NGL (MBD)
Consolidated operations	105	120	123	186	134	216	236			227
Equity affiliates	8	8	7	8	8	7	8			7
Total	113	128	130	194	142	223	244			234

Bitumen (MBD)
Consolidated operations	70	68	69	68	69	67	59			63
Equity affiliates	-	-	-	-	-	-	-			-
Total	70	68	69	68	69	67	59			63

Natural Gas (MMCFD)
Consolidated operations	2,074	2,209	2,144	2,009	2,109	2,126	1,872			1,999
Equity affiliates	1,081	1,051	1,033	1,049	1,053	1,127	1,235			1,181
Total	3,155	3,260	3,177	3,058	3,162	3,253	3,107			3,180

Industry Prices
Crude Oil ($/BBL)
WTI	57.84	66.07	70.56	77.19	67.92	94.29	108.41			101.35
WCS	45.32	54.60	56.99	62.58	54.87	79.76	95.71			87.73
Brent dated	60.90	68.83	73.47	79.73	70.73	101.40	113.78			107.59
JCC ($/BBL)	43.77	55.88	67.00	73.13	59.94	80.43	86.09			83.26
Natural Gas ($/MMBTU)
Henry Hub first of month	2.71	2.83	4.02	5.84	3.85	4.96	7.17			6.06

Average Realized Prices
Total ($/BBL)	45.36	50.03	56.92	65.56	54.63	76.99	88.57			82.70

Crude Oil ($/BBL)
Consolidated operations	57.18	65.54	70.39	76.69	67.61	94.79	111.49			102.97
Equity affiliates	59.73	64.10	73.44	81.53	69.45	97.20	111.97			105.20
Total	57.22	65.51	70.43	76.76	67.64	94.82	111.50			103.00

NGL ($/BBL)
Consolidated operations	24.36	25.62	33.28	36.41	31.04	40.95	42.20			41.61
Equity affiliates	48.89	44.12	56.70	67.77	54.16	67.04	72.44			69.99
Total	26.44	26.87	34.79	37.72	32.45	41.80	43.26			42.57

Bitumen ($/BBL)
Consolidated operations	30.78	37.60	41.19	40.74	37.52	65.86	75.42			70.25
Equity affiliates	-	-	-	-	-	-	-			-
Total	30.78	37.60	41.19	40.74	37.52	65.86	75.42			70.25

Natural Gas ($/MCF)
Consolidated operations	4.89	4.25	5.93	9.13	6.00	8.81	10.19			9.46
Equity affiliates	3.54	3.97	5.95	7.80	5.31	8.86	10.08			9.51
Total	4.42	4.16	5.94	8.66	5.77	8.83	10.15			9.48

Exploration Expenses ($ Millions)
Dry holes	6	-	-	28	34	1	87			88
Leasehold impairment	-	1	-	9	10	6	10			16
Total noncash expenses	6	1	-	37	44	7	97			104
Other (G&A, G&G and lease rentals)	78	56	65	101	300	62	46			108
Total exploration expenses	84	57	65	138	344	69	143			212

U.S. exploration expenses	50	35	32	99	216	54	40			94
International exploration expenses	34	22	33	39	128	15	103			118

DD&A ($ Millions)
Alaska	317	262	201	217	997	226	234			460
Lower 48	1,000	1,017	988	1,070	4,075	1,168	1,192			2,360
Canada	126	93	85	82	386	102	98			200
Europe, Middle East and North Africa	219	234	217	216	886	192	157			349
Asia Pacific	211	240	167	170	788	124	118			242
Other International	-	-	-	-	-	-	-			-
Corporate and Other	13	21	14	28	76	11	11			22
Total DD&A	1,886	1,867	1,672	1,783	7,208	1,823	1,810			3,633

	2021					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Consolidated operations
Alaska	190	184	163	180	178	182	177			180
Lower 48	416	454	457	457	447	538	528			533
Canada	11	9	8	7	8	6	5			6
Norway	80	81	82	80	81	76	56			66
Libya	36	39	35	38	37	37	34			35
Europe, Middle East and North Africa	116	120	117	118	118	113	90			101
China	31	27	27	28	28	30	29			29
Indonesia	2	2	2	2	2	1	-			1
Malaysia	38	40	28	32	35	33	28			30
Asia Pacific	71	69	57	62	65	64	57			60
Total consolidated operations	804	836	802	824	816	903	857			880
Equity affiliates	14	13	13	12	13	12	14			13
Total	818	849	815	836	829	915	871			893

NGL (MBD)
Consolidated operations
Alaska	17	15	13	17	16	18	16			17
Lower 48	79	97	101	162	110	191	214			203
Canada	4	4	4	3	4	3	3			3
Norway	5	4	5	4	4	4	3			4
Europe, Middle East and North Africa	5	4	5	4	4	4	3			4
Total consolidated operations	105	120	123	186	134	216	236			227
Equity affiliates	8	8	7	8	8	7	8			7
Total	113	128	130	194	142	223	244			234

Bitumen (MBD)
Canada	70	68	69	68	69	67	59			63
Total	70	68	69	68	69	67	59			63

Natural Gas (MMCFD)
Consolidated operations
Alaska	8	11	11	33	16	35	34			34
Lower 48	1,319	1,459	1,389	1,195	1,340	1,426	1,411			1,419
Canada	91	84	73	70	80	63	66			65
Norway	295	284	291	323	298	308	284			296
Libya	14	13	12	21	15	23	22			22
Europe, Middle East and North Africa	309	297	303	344	313	331	306			318
Indonesia	290	290	299	296	294	194	-			97
Malaysia	57	68	69	71	66	77	55			66
Asia Pacific	347	358	368	367	360	271	55			163
Total consolidated operations	2,074	2,209	2,144	2,009	2,109	2,126	1,872			1,999
Equity affiliates	1,081	1,051	1,033	1,049	1,053	1,127	1,235			1,181
Total	3,155	3,260	3,177	3,058	3,162	3,253	3,107			3,180

Total (MBOED)
Consolidated operations
Alaska	208	201	178	203	197	206	199			203
Lower 48	715	794	790	818	780	967	977			972
Canada	100	95	93	90	94	86	78			83
Norway	134	132	135	138	135	131	106			119
Libya	39	41	37	41	40	41	38			39
Europe, Middle East and North Africa	173	173	172	179	175	172	144			158
China	31	27	27	28	28	30	29			29
Indonesia	50	50	52	51	51	33	-			17
Malaysia	48	52	40	44	46	46	37			41
Asia Pacific	129	129	119	123	125	109	66			87
Total consolidated operations	1,325	1,392	1,352	1,413	1,371	1,540	1,464			1,503
Equity affiliates	202	196	192	195	196	207	228			217
Total	1,527	1,588	1,544	1,608	1,567	1,747	1,692			1,720

	2021					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	59.56	67.87	72.55	79.61	69.87	95.54	114.77			105.26
Lower 48**	55.68	64.13	68.59	74.82	66.12	93.55	109.14			101.34
Canada	47.41	56.87	58.99	66.62	56.38	82.13	94.79			88.04
Norway	56.72	66.10	72.36	78.51	68.94	92.18	116.93			102.15
Libya	59.78	66.88	72.57	77.64	69.06	99.92	113.03			105.39
Europe, Middle East and North Africa	57.75	66.34	72.43	78.27	68.97	94.68	115.61			103.21
China	58.27	65.63	74.39	79.61	69.39	105.75	115.00			110.42
Indonesia	53.79	57.16	61.35	73.35	61.92	77.09	-			77.09
Malaysia	62.27	69.77	75.65	80.87	71.59	104.88	119.26			111.89
Asia Pacific	60.36	67.72	74.66	80.05	70.36	104.84	117.14			110.89
Total consolidated operations	57.18	65.54	70.39	76.69	67.61	94.79	111.49			102.97
Equity affiliates	59.73	64.10	73.44	81.53	69.45	97.20	111.97			105.20
Total	57.22	65.51	70.43	76.76	67.64	94.82	111.50			103.00

NGL ($/BBL)
Consolidated operations
Lower 48	23.99	24.62	32.87	35.99	30.63	40.42	42.00			41.26
Canada	25.32	27.14	33.47	39.68	31.18	41.83	44.93			43.44
Norway	34.70	39.49	50.32	57.91	43.97	58.67	68.00			60.49
Europe, Middle East and North Africa	34.70	39.49	50.32	57.91	43.97	58.67	68.00			60.49
Total consolidated operations	24.36	25.62	33.28	36.41	31.04	40.95	42.20			41.61
Equity affiliates	48.89	44.12	56.70	67.77	54.16	67.04	72.44			69.99
Total	26.44	26.87	34.79	37.72	32.45	41.80	43.26			42.57

Bitumen ($/BBL)
Canada*	30.78	37.60	41.19	40.74	37.52	65.86	75.42			70.25
Total	30.78	37.60	41.19	40.74	37.52	65.86	75.42			70.25

Natural Gas ($/MCF)
Consolidated operations
Alaska	2.23	4.53	2.63	2.22	2.81	3.92	3.34			3.66
Lower 48**	4.56	3.27	4.63	5.25	4.38	4.63	6.85			5.74
Canada	2.37	2.26	2.45	3.16	2.54	3.25	4.47			3.88
Norway	6.15	7.36	12.28	27.06	13.75	30.93	30.06			30.52
Libya	2.71	3.02	4.17	4.58	3.73	5.13	5.61			5.36
Europe, Middle East and North Africa	5.99	7.17	11.96	25.71	13.27	29.18	28.32			28.77
Indonesia	6.57	7.19	7.49	8.23	7.38	8.26	-			8.26
Malaysia	2.35	2.61	3.02	3.59	2.93	3.85	4.17			3.98
Asia Pacific	5.88	6.32	6.66	7.33	6.56	7.01	4.17			6.53
Total consolidated operations	4.89	4.25	5.93	9.13	6.00	8.81	10.19			9.46
Equity affiliates	3.54	3.97	5.95	7.80	5.31	8.86	10.08			9.51
Total	4.42	4.16	5.94	8.66	5.77	8.83	10.15			9.48
*Average realized prices exclude additional value realized from third-party purchases and sales for optimization of our pipeline capacity between Canada and the U.S. Gulf Coast.
**Average sales prices, including the impact of hedges settling per initial contract terms in the first quarter of 2021 assumed in our Concho acquisition, were $65.19 per barrel for crude oil and $4.33 per mcf for natural gas for the year ended December 31, 2021. As of March 31, 2021, we had settled all oil and gas hedging positions acquired from Concho.

	2021					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(121)	66	(213)	58	(210)	546	(349)			197

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(270)	(181)	(176)	(174)	(801)	(218)	(164)			(382)
Corporate G&A expenses	(129)	(65)	(57)	(66)	(317)	(79)	(16)			(95)
Technology*	41	(4)	(6)	(6)	25	58	(9)			49
Other	237	316	26	304	883	785	(160)			625
Total	(121)	66	(213)	58	(210)	546	(349)			197
*Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(241)	(235)	(236)	(234)	(946)	(227)	(224)			(451)
Capitalized interest	15	15	17	15	62	10	13			23
Interest revenue	6	4	5	7	22	6	29			35
Total	(220)	(216)	(214)	(212)	(862)	(211)	(182)			(393)

Debt
Total debt ($ Millions)	20,027	20,010	19,668	19,934	19,934	18,746	16,971			16,971
Debt-to-capital ratio (%)	32%	31%	31%	31%	31%	28%	25%			25%

Equity ($ Millions)	43,155	44,276	44,115	45,406	45,406	49,218	50,202			50,202

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day